Exhibit 10.1

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT is entered into as of May 12, 2008, by and among HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company (collectively, “Landlord”), and TA LEASING LLC, a Delaware limited liability company (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement, dated as of January 31, 2007 (the “Lease”); and

WHEREAS, Landlord and Tenant desire to amend the Lease to modify the provisions relating to the funding of the Allowance (as defined therein);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.             Notwithstanding the provisions of Section 5.1.1(c) to the contrary, and subject to the terms hereof, Tenant may at any time and from time to time accelerate payment of all or any part of the remaining Allowance, and therefore, request more than $25 million of the Allowance during any of the remaining first five Lease Years.  In calculating the amount(s) that may be drawn down by Tenant on an accelerated disbursement, the amount of the Allowance requested shall be discounted to its present value on the date the amount is paid to Tenant from the date that the amount requested would have first been available to draw down under the original Section 5.1.1(c), using a rate of interest equal to the Disbursement Rate, and the remaining Allowance shall be reduced by the undiscounted amount requested.  The remaining Allowance shall be drawn down in the order originally available; therefore the shortest discount period shall be used to determine the discounted amount.  By way of example and assuming that Tenant has already drawn down against the Allowance $25 million, for each of Lease Years 2007 and 2008, if Tenant on June 1, 2008, requests an accelerated draw down of $25 million, Tenant will be entitled to the discounted value of $25 million on June 1, 2008 (assuming the payment is made on the same day as the request), from January 1, 2009 (the date the next $25 million tranche of the Allowance would have been available under the original Section 5.1.1(c)), using a rate of interest equal to the Disbursement Rate, and the remaining Allowance will be reduced by $25 million.  By way of further example, if Tenant on September 1, 2008, requests an additional accelerated draw down of $25 million, Tenant will be entitled to the discounted value of $25 million on September 1, 2008 (assuming the payment is made on the same day as the request), from January 1, 2010 (the date the next $25 million tranche of the Allowance would have been available under the original Section 5.1.1(c)), using a rate of interest equal to the Disbursement Rate, and the remaining Allowance will be reduced by $25 million.  The parties agree that, as of the date hereof, the remaining balance of the Allowance is $75 million.

2.             As amended hereby, the Lease is hereby ratified and confirmed.

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to Lease to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA LEASING LLC

By:	/s/ Thomas M. O’Brien
Thomas M. O’Brien
President

Reference is made to the Guaranty of Tenant’s obligations under the Lease dated January 31, 2007 given by TRAVELCENTERS OF AMERICA LLC, TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC and TA OPERATING LLC, each a Delaware limited liability company (the “Guarantors”) to Landlord. The undersigned Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this First Amendment to Lease, and said Guarantors hereby reaffirm the Guaranty.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Thomas M. O’Brien
Thomas M. O’Brien
President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:	/s/ Thomas M. O’Brien
Thomas M. O’Brien
President

TA OPERATING LLC

By:	/s/ Thomas M. O’Brien
Thomas M. O’Brien
President